UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 1, 2003

MOHEGAN TRIBAL GAMING AUTHORITY

(Exact name of registrant as specified in its charter)

Connecticut	033-80655	06-1436334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mohegan Sun Boulevard, Uncasville, CT	06382
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:    (860) 862-8000

Not Applicable

(Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits.

The following exhibit is furnished as part of this report:

99.1     Press Release of the Mohegan Tribal Gaming Authority, dated July 1, 2003.

Item 9.     Regulation FD Disclosure.

The Mohegan Tribal Gaming Authority (the “Authority”) today issued a press release announcing its preliminary operating results for the quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The press release is being furnished as an exhibit to this report on Form 8-K pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583. The press release and related information may also be found on the Authority’s website at www.mohegansun.com, in the “About Us/Investor Relations” section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOHEGAN TRIBAL GAMING AUTHORITY

Date: July 1, 2003	By:	/s/ Mark F. Brown
Mark F. Brown Chairman, Management Board

Exhibit Index

Exhibit No.	Description
99.1	Press Release of the Mohegan Tribal Gaming Authority, dated July 1, 2003.